Exhibit a(ii)

                          CIGNA VARIABLE PRODUCTS GROUP

                                 AMENDMENT NO. 2
                                       TO
               SECOND AMENDED AND RESTATED MASTER TRUST AGREEMENT

         AMENDMENT No. 2 to Second Amended and Restated Master Trust Agreement of CIGNA Variable Products Group, dated July 28, 1998 (the "Master Trust Agreement") made as of this 5th day of March, 2002 with an effective date of May 1, 2002 by the Trustees hereunder.

                               W I T N E S S E T H

         WHEREAS, the Trustees have the authority, under Article IV, Section 4.1 of the Master Trust Agreement, to designate separate and distinct Sub-Trusts of CIGNA Variable Products Group (the "Trust"):

         WHEREAS, The Trustees desire to redesignate, effective May 1, 2002, the established Sub-Trusts of the Trust:

         NOW, THEREFORE BE IT RESOLVED THAT: The Trustees of the CIGNA Variable Products Group hereby redesignate, effective May 1, 2002, the Sub-Trusts of the Trust as follows:


Current Name of Sub-Trust                            Redesignated Name of Sub-Trust

CIGNA Variable Products Investment Grade Bond Fund   TimesSquare VP Core Plus Bond Fund
CIGNA Variable Products Money Market Fund            TimesSquare VP Money Market Fund
CIGNA Variable Products S&P 500(R) Index Fund        TimesSquare VP S&P 500(R) Index Fund

         The undersigned hereby certify that the amendment set forth above has been duly adopted in accordance with the provisions of the Master Trust Agreement.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals to this Amendment No. 2 to the Second Amended and Restated Master Trust Agreement, as of the day and year first above written.

Vice President and Treasurer
Kaman Corporation
c/o TimesSquare Capital Management, Inc.
280 Trumbull Street, H16C                            /s/ Russell H. Jones
Hartford, CT 06103                                   ---------------------------
                                                     Russell H. Jones

THE STATE OF CONNECTICUT
HARTFORD COUNTY, City of Bloomfield

         Then personally appeared the within-named Russell H. Jones, who acknowledged the execution of the foregoing instrument to be his free act and deed, before me, this 19th day of March, 2002.

                                            /s/ Sandra Sickman
                                            ------------------

                                            [Notarial Seal Appears Here]

                                            My commission expires:

                                            SANDRA SICKMAN
                                            NOTARY PUBLIC
                                            MY COMMISSION EXPIRES
                                            MARCH 3, 2003

President
TimesSquare Capital Management, Inc.
280 Trumbull Street, H16C                            /s/ Farhan Sharaff
Hartford, CT 06103                                   ---------------------------
                                                     Farhan Sharaff


THE STATE OF NEW YORK
NASSAU COUNTY, City of New York

         Then personally appeared the within-named Farhan Sharaff, who acknowledged the execution of the foregoing instrument to be his free act and deed, before me, this 13th day of March, 2002.



                                    /s/ Joy Hunt
                                    -------------------------------------------

                                    [Notarial Seal Appears Here]

                                    My commission expires: July 17, 2003

                                    JOY L. HUNT
                                    Notary Public, State of New York
                                    No. 01HU5046618
                                    Qualified in New York County
                                    Commission Expires July 17, 2003

Special Adviser to Board of Directors
Friendly Ice Cream Corporation
c/o TimesSquare Capital Management, Inc.
280 Trumbull Street, H16C                            /s/ Paul J. McDonald
Hartford, CT 06103                                   --------------------------
                                                     Paul J. McDonald



THE COMMONWEALTH OF MASSACHUSETTS
HAMPDEN COUNTY, City of  Springfield
                        -------------

         Then personally appeared the within-named Paul J. McDonald, who acknowledged the execution of the foregoing instrument to be his free act and deed, before me, this 15 day of March, 2002.

                                            /s/ Michael P.
                                            ------------------------------------

                                            [Notarial Seal Appears Here]

                                            My commission expires:
                                            10/1/04